Net Income Per Limited Partner Unit	3 Months Ended
Mar. 31, 2015
Earnings Per Share [Abstract]
Net Income Per Limited Partner Unit
Net Income Per Limited Partner Unit
Net income per limited partner unit applicable to common and subordinated units is computed by dividing the respective limited partners’ interest in net income attributable to Dominion Midstream, after deducting any incentive distributions, by the weighted average number of common units and subordinated units outstanding. Because Dominion Midstream has more than one class of participating securities, the two-class method is used when calculating the net income per unit applicable to limited partners. The classes of participating securities include common units, subordinated units and IDRs.

Dominion Midstream’s net income is allocated to the limited partners in accordance with their respective partnership percentages, after giving effect to priority income allocations for incentive distributions, if any, to Dominion, the holder of the IDRs, pursuant to the partnership agreement. The distributions are declared and paid following the close of each quarter. Earnings in excess of distributions are allocated to the limited partners based on their respective ownership interests. Payments made to Dominion Midstream's unitholders are determined in relation to actual distributions declared and are not based on the net income allocations used in the calculation of earnings per limited partner unit.

Net income per limited partner unit is only calculated for the periods subsequent to the Offering as no units were outstanding prior to October 20, 2014. Diluted net income per limited partner unit is the same as basic net income per limited partner unit as there were no potentially dilutive common or subordinated units outstanding as of March 31, 2015.

The calculation of earnings per limited partner unit is as follows:

Three Months Ended March 31,	2015
(millions)
Net income attributable to partners	$11.8
Less distributions declared on(1):
Incentive distribution holder rights(2)	—
Common unitholders	5.6
Subordinated unitholder	5.6
Total distributions declared	11.2
Undistributed earnings	$0.6

(1)
On April 22, 2015, the Board of Directors of our general partner declared a quarterly cash distribution of $0.1750 per unit, totaling $12.1 million, for the three month period ending March 31, 2015. This distribution will be paid on May 15, 2015 to unitholders of record on May 5, 2015. The amount of distributions declared shown above is based on the units outstanding at March 31, 2015, and therefore excludes $0.9 million of distributions that will be paid on 5,112,139 common units issued to Dominion on April 1, 2015, in connection with the acquisition of DCG. See Note 2 for further information.

(2)	Dominion is a non-economic general partner that holds all of the IDRs.

Basic and diluted net income per limited partner unit	Common Units	Subordinated Units	Total
(millions, except for weighted average units and per unit data)
Distributions declared	$5.6	$5.6	$11.2
Undistributed earnings	0.3	0.3	0.6
Net income attributable to partners	$5.9	$5.9	$11.8
Weighted average units outstanding	31,980,110	31,972,789
Net income per limited partner unit	$0.19	$0.19